UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2011

ATLANTIC RESOURCES INC.

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(Exact name of registrant as specified in its charter)

NEVADA	333-149299	77-0721432
State or jurisdiction of incorporation or organization	(Commission File Number)	I.R.S. Employer Identification Number

591 Camino de la Reina, Suite 802, San Diego, CA

        92108

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      (Address of principal executive offices)

       (Zip Code)

Registrant’s telephone number, including area code:  619-688-6505

606 – 610 Granville Street, Vancouver, BC, V6A 4C9

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT

On May 27, 2011, our former president, Raffi Khorchidian, sold a total of 3,000,0000 shares of restricted common stock, representing 67.92% of issued and outstanding common stock, to John H. Schweitzer.

Mr. Schweitzer paid $9,000 to Mr. Khorchidian in connection with the share purchase from personal funds. There were no arrangements or understanding between Mr. Khorchidian and Mr. Schweitzer and their associates with respect to the election of directors or other matters.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;

APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF

   CERTAIN OFFICERS

On May 27, 2011, we appointed John H. Schweitzer as our President, C.E.O., Secretary, Treasurer, as well as a director in place of Raffi Khorchidian, who resigned from these positions and his director position on the same date.  At the time of his resignation, Mr. Khorchidian was our sole executive officer.

In connection with the change of control and the requirements of Form 8-K, we provide the following Form 10 information:

Description of Business

We intend to conduct business in the mineral property exploration sector. We previously conducted exploration on our sole exploration target, the Vic Vein Mining claim. However, due to lack of funding, our interest in the Victoria Vein Mining claim lapsed in October 2010. Accordingly, we no longer hold any interest in the Vic Vein Mining claim.

We are currently reviewing other potential acquisitions in the mineral exploration sector and concurrent funding. However, there is no guarantee that we will be successful in locating or acquiring an interest in a suitable exploration property.

Employees

We have no employees as of the date of this prospectus other than our directors.

Research and Development Expenditures

We have not incurred any other research or development expenditures since our incorporation.

Subsidiaries

We do not have any subsidiaries.

Patents and Trademarks

We do not own, either legally or beneficially, any patents or trademarks.

Risk Factors

An investment in our common stock involves a high degree of risk. The following is a discussion of all of the material risks relating to the offering and our business.  You should carefully consider the risks described below and the other information in this current report before investing in our common stock. If any of the following risks occur, our business, operating results and financial condition could be seriously harmed. The trading price of our common stock could decline due to any of these risks, and you may lose all or part of your investment.

If we do not obtain additional financing, our business will fail.

Our current operating funds are less than necessary to acquire interests in mineral exploration properties. Therefore, we will need to obtain additional financing in order to proceed with our business plan.  We currently do not have any operations and we have no income.

We will require additional financing to sustain our business operations if we are not successful in earning revenues once we acquire a suitable mineral exploration property and complete initial exploration.  We do not currently have any arrangements for financing and may not be able to find such financing if required.

Because we have not commenced business operations, we face a high risk of business failure.

Because we have not acquired an interest in a mineral exploration property, we have no way to evaluate the likelihood that our business will be successful. We were incorporated on February 9, 2007 and to date have been involved primarily in organizational activities, the acquisition of an interest in the Vic Vein claim and a small, initial phase of exploration.  We were not able to keep that property in good standing due to difficulties in raising financing for exploration. We did not earn any revenues from the Vic Vein claim. Potential investors should be aware of the difficulties normally encountered by new mineral exploration companies and the high rate of failure of such enterprises. The likelihood of success must be considered in light of the problems, expenses, difficulties, complications and delays encountered in connection with the exploration of the mineral properties that we plan to undertake. These potential problems include, but are not limited to, unanticipated problems relating to exploration, and additional costs and expenses that may exceed current estimates.

There is no history upon which to base any assumption as to the likelihood that we will prove successful, and it is doubtful that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will most likely fail.

Because of the speculative nature of exploration of mining properties, there is a substantial risk that our business will fail.

The search for valuable minerals as a business is extremely risky. The likelihood of our mineral claim containing economic mineralization or reserves of gold is extremely remote.  Exploration for minerals is a speculative venture necessarily involving substantial risk.  Problems such as unusual or unexpected formations and other conditions are involved in mineral exploration and often result in unsuccessful exploration efforts. In such a case, we would be unable to complete our business plan.

Because our continuation as a going concern is in doubt, we will be forced to cease business operations unless we can generate profit in the future.

The report of our independent accountant to our audited financial statements for the period ended July 31, 2010 indicates that there are a number of factors that raise substantial doubt about our ability to continue as a going concern.  Such factors identified in the report are that we have no source of revenue and our dependence upon obtaining adequate financing. If we are not able to continue as a going concern, it is likely investors will lose all of their investment.

Because of the inherent dangers involved in mineral exploration, there is a risk that we may incur liability or damages, which could hurt our financial position and possibly result in the failure of our business.

The search for valuable minerals involves numerous hazards.  As a result, we may become subject to liability for such hazards, including pollution, cave-ins and other hazards against which we cannot insure or against which we may elect not to insure.  The payment of such liabilities may have a material adverse effect on our financial position.

Because our director has other business interests, he may not be able or willing to devote a sufficient amount of time to our business operations, causing our business to fail.

Our president, Mr. John H. Schweitzer, intends to devote approximately 20% of his business time providing his services to us.  While our director presently possess adequate time to attend to our interests, it is possible that the demands on our director from their other obligations could increase with the result that they would no longer be able to devote sufficient time to the management of our business.

A purchaser is purchasing penny stock which limits his or her ability to sell the stock.

The shares offered by this prospectus constitute penny stock under the Exchange Act.  The shares will remain penny stock for the foreseeable future.  The classification of penny stock makes it more difficult for a broker-dealer to sell the stock into a secondary market, thus limiting investment liquidity.  Any broker-dealer engaged by the purchaser for the purpose of selling his or her shares in our company will be subject to rules 15g-1 through 15g-10 of the Exchange Act.  Rather than creating a need to comply with those rules, some broker-dealers will refuse to attempt to sell penny stock.

Forward-Looking Statements

This current report contains forward-looking statements that involve risks and uncertainties.  We use words such as anticipate, believe, plan, expect, future, intend and similar expressions to identify such forward-looking statements.  You should not place too much reliance on these forward-looking statements.  Our actual results may differ materially from those anticipated in these forward-looking statements for many reasons, including the risks faced by us described in the “Risk Factors” section and elsewhere in this current report.

Reports to Security Holders

We are required to file annual, quarterly and current reports, and other information with the Securities & Exchange Commission.  The public may read and copy any materials that we file with the Commission at the Commission's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The Commission maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Commission. The address of that site is http://www.sec.gov.

Management’s Discussion and Analysis or Plan of Operation

Plan Of Operations

Our plan of operation for the twelve months is to complete the acquisition of a mineral exploration property and commence an initial phase of exploration on the property. We estimate that the cost of acquisition and initial exploration will be approximately $35,000.

As well, we anticipate spending an additional $25,000 on administrative fees, including fees payable in connection with our filing obligations as a reporting issuer.  Total expenditures over the next 12 months are therefore expected to be approximately $60,000.

We do not have sufficient funds to cover a mineral property acquisition or to cover expenses associated with a first phase of the exploration program. We anticipate that additional funding will be in the form of equity financing from the sale of our common stock or from director loans. We do not have any arrangements in place for any future equity financing or loans.

If we are not successful in raising additional financing, we anticipate that we will not be able to proceed with our business plan.  In such a case, we may decide to discontinue our current business plan and seek other business opportunities in the resource or non-resource sector.  Any business opportunity would require our management to perform diligence on possible acquisition of additional resource properties. Such due diligence would likely include purchase investigation costs, such as professional fees by consulting geologists, preparation of geological reports on the properties, conducting title searches and travel costs for site visits.

Our current cash on hand will not be sufficient to acquire any resource property and additional funds will be required to close any possible acquisition.  As a reporting company, we will need to maintain our periodic filings with the appropriate regulatory authorities and will incur legal and accounting costs.  If no other such opportunities are available and we cannot raise additional capital to sustain minimum operations, we may be forced to discontinue business.  We do not have any specific alternative business opportunities in mind and have not planned for any such contingency.

Based on the nature of our business, we anticipate incurring operating losses in the foreseeable future. We base this expectation, in part, on the fact that very few mineral claims in the exploration stage ultimately develop into producing, profitable mines.  Our future financial results are also uncertain due to a number of factors, some of which are outside our control.  These factors include the following:

• our ability to raise additional funding;

• our ability to locate and acquire a suitable interest in a mineral property;

•  the market price for minerals;

• the results of our proposed exploration programs; and

• our ability to find joint venture partners for the development of any property interests

We have not attained profitable operations and are dependent upon obtaining financing to pursue exploration activities.  For these reasons our auditors believe that there is substantial doubt that we will be able to continue as a going concern.

We have had no operating revenues since our inception on February 9, 2007 through October 31, 2009, and have incurred operating expenses in the amount of $46,208 for the same period.  Our activities have been financed from the proceeds of share subscriptions and director loans.

We do not anticipate earning revenues unless we enter into commercial production on the Vic Vein claim, which is doubtful.  We have not commenced the exploration stage of our business and can provide no assurance that we will discover economic mineralization on the Vic Vein claim, or if such minerals are discovered, that we will enter into commercial production.

Results of Operations

Interim Period ended January 31, 2011

In the six-month period ended January 31, 2011, we incurred a net loss of $7,573 consisting of $2,031 in general and administrative expenses and $5,542 in professional fees.  We did not earn any revenue during the period.

Fiscal Years ended July 31, 2010 and 2009

For the fiscal year ended July 31, 2010, we incurred a net loss of $16,911 consisting of general and administrative expenses of $5,901 and professional fees of $11,010.  For the fiscal year ended July 31, 2009, general and administrative expenses were $5,328 and professional fees were $6,224, for a net loss of $11,552. The increase in net loss in fiscal 2010 was primarily a result of an increase in audit fees.

Our financial statements are prepared in accordance with U.S. generally accepted accounting principles.  We have expensed all development costs related to our establishment.

Liquidity and Capital Resources

We had cash of $1,290 as of January 31, 2011 and a negative working capital position of ($39,752).  We expect to continue incurring losses in the next twelve months. We have no agreements for additional financing and cannot provide any assurance that additional funding will be available to finance our operations on acceptable terms in order to enable us to complete our plan of operations.  There are no assurances that we will be able to achieve further sales of our common stock or any other form of additional financing.  If we are unable to achieve the financing necessary to continue our plan of operations, then we will not be able to continue our exploration of our mineral claim and our venture will fail.

Off-balance sheet arrangements

We have no off-balance sheet arrangements including arrangements that would affect our liquidity, capital resources, market risk support and credit risk support or other benefits.

We have not attained profitable operations and are dependent upon obtaining financing to pursue exploration activities.  For these reasons our auditors believe that there is substantial doubt that we will be able to continue as a going concern.

Description Of Property

We do not own any real property interest.

Security Ownership Of Certain Beneficial Owners And Management

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding common stock as of the date of this current report, and by the officers and directors, individually and as a group.  Except as otherwise indicated, all shares are owned directly.

Title of Class	Name of beneficial owner	Amount of beneficial ownership	Percent of class
Common stock	John H. Schweitzer 591 Camino de La Reina #802 San Diego, CA 92108	3,000,000	63.83%
Common stock	All officers and directors as a group that consists of one person	3,000,000	63.83%

The percent of class is based on 4,700,000 shares of common stock issued and outstanding as of the date of this current report.

Directors, Executive Officers, Promoters And Control Persons

Our executive officers and directors and their ages as of the date of this current report is as follows:

Directors:

Name of Director	Age
John H. Schweitzer	44

Executive Officers:

Name of Officer	Age	Office
John H. Schweitzer	44	President, Secretary, Treasurer and Chief Executive Officer

Biographical Information

Set forth below is a brief description of the background and business experience of our executive officer and director for the past five years.

Mr. John H. Schweitzer has acted as our President, Chief Executive Officer, Secretary and Treasurer since May 27, 2011.  Since June 2004, he has been a partner with the law firm of Stassinopoulos & Schweitzer, APLC, where he has specialized in the practice of litigation of family law, tax and estate and trusts.  Mr. Schweitzer has been a member of the California State Bar since 1996. He holds a Juris Doctor degree from Thomas Jefferson School of Law and a Bachelor of Arts degree in human communication from San Diego State University.  Prior to his law partnership, Mr. Schweitzer served on active duty as an officer with the United States Marine Corps in support of Operations Enduring and Iraqi Freedom.  Prior to the Marine Corps, Mr. Schweitzer was employed by two major private banking firms (Merrill Lynch Trust Company of New York and Northern Trust Bank, respectively) as corporate trustee and vice president where he specialized in international tax and trust agreements; family foundations; charitable planning; planned giving collaboration with national charities; and, investment compliance issues pursuant to the Prudent Investor Act.

Mr. Schweitzer currently devotes about 20% of his business time per week to our affairs.

Term of Office

Our director is appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws.  Our officers are appointed by our board of directors and hold office until removed by the board.

Significant Employees

We have no significant employees other than the officers and directors described above.

Stock Option Grants

We have not granted any stock options to the executive officers since our inception.

Consulting Agreements

We do not have any employment or consulting agreement with our directors or officers.  We do not pay Mr. John H. Schweitzer any amount for acting as director of the Company.

Executive Compensation

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers by any person for all services rendered in all capacities to us for the fiscal period from our inception to January 31, 2011:

Annual Compensation

Name	Title	Year	Salary	Bonus	Other Comp.	Restr Stock Awarded	Options/SARS (#)	LTP payouts ($)
Raffi Khorchidian	Former President CEO, Secretary, Treasurer & Director	2011 2010 2009	$0 $0 $0	0 0 0	0 0 0	0 0 0	0 0 0	$0 $0 $0

Certain Relationships And Related Transactions

None of the following parties has, since our date of incorporation, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

*

Any of our directors or officers;

*

Any person proposed as a nominee for election as a director;

*

Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock;

*

Our promoter, John H. Schqeitzer, or our former promoter, Raffi Khorchidian;

*

Any member of the immediate family of any of the foregoing persons.

Legal Proceedings

We are not currently a party to any legal proceedings. Our address for service of process in Nevada is 2620 Regatta Dr. Suite 102, Las Vegas, Nevada, 89128

Market Price of and Dividends on the Registrant’s Common Equity

and Related Stockholder Matters.

Market Information

Our shares of common stock are quoted for trading on the OTC Bulletin Board under the symbol “AARI”.  No trades of our shares of common stock occurred through the facilities of the OTC Bulletin Board until 2011. Since that period, the low trading price for our stock was $0.25, while the high trading price was $3.00.

Dividends

There are no restrictions in our articles of incorporation or bylaws that prevent us from declaring dividends. The Nevada Revised Statutes, however, do prohibit us from declaring dividends where, after giving effect to the distribution of the dividend:

1.

we would not be able to pay our debts as they become due in the usual course of business; or

2.

our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

We have not declared any dividends, and we do not plan to declare any dividends in the foreseeable future.

Recent Sales Of Unregistered Securities

We have not sold any securities in the past three years that were not registered under the Securities Act.

Description Of Securities

General

Our authorized capital stock consists of 75,000,000 shares of common stock at a par value of $0.001 per share.

Common Stock

As of May 27, 2011, there are 4,700,000 shares of our common stock issued and outstanding held by 14 stockholders of record. Holders of our common stock are entitled to one vote for each share on all matters submitted to a stockholder vote.  Holders of common stock do not have cumulative voting rights.  Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors.  Two persons present and being, or representing by proxy, shareholders are necessary to constitute a quorum at any meeting of our stockholders.  A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our articles of incorporation.

Holders of common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds.  In the event of a liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock.

Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

Preferred Stock

We do not have an authorized class of preferred stock.

Dividend Policy

We have never declared or paid any cash dividends on our common stock.  We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

Share Purchase Warrants

We have not issued and do not have outstanding any warrants to purchase shares of our common stock.

Options

We have not issued and do not have outstanding any options to purchase shares of our common stock.

Convertible Securities

We have not issued and do not have outstanding any securities convertible into shares of our common stock or any rights convertible or exchangeable into shares of our common stock.

Indemnification Of Directors And Officers

Our officers and directors are indemnified as provided by the Nevada Revised Statutes (the “NRS”) and our bylaws.

Under the NRS, director immunity from liability to a company or its shareholders for monetary liabilities applies automatically unless it is specifically limited by a company's articles of incorporation that is not the case with our articles of incorporation. Excepted from that immunity are:

(1)

a willful failure to deal fairly with the company or its shareholders in connection with a matter in which the director has a material conflict of interest;

(2)

a violation of criminal law (unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful);

(3)

a transaction from which the director derived an improper personal profit; and

(4)

willful misconduct.

Our bylaws provide that we will indemnify our directors and officers to the fullest extent not prohibited by Nevada law; provided, however, that we may modify the extent of such indemnification by individual contracts with our directors and officers; and, provided, further, that we shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless:

(1)

such indemnification is expressly required to be made by law;

(2)

the proceeding was authorized by our Board of Directors;

(3)

such indemnification is provided by us, in our sole discretion, pursuant to the powers vested us under Nevada law; or

(4)

such indemnification is required to be made pursuant to the bylaws.

Our bylaws provide that we will advance all expenses incurred to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director or officer, or is or was serving at our request as a director or executive officer of another company, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request.  This advanced of expenses is to be made upon receipt of an undertaking by or on behalf of such person to repay said amounts should it be ultimately determined that the person was not entitled to be indemnified under our bylaws or otherwise.

Our bylaws also provide that no advance shall be made by us to any officer in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made: (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding; or (b) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision- making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to our best interests.

Financial Statements

Our financial statements for the fiscal year ended July 31, 2011 and our unaudited interim financial statements for the period ended January 31, 2011 are incorporated by reference into this current report.

Changes In And Disagreements With Accountants on Accounting and

Financial Disclosure

We have had no changes in or disagreements with our accountants.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

99.1

Press Release dated May 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Atlantic Resources Inc.

Date: May 27, 2011

By:

John H. Schweitzer

President, CEO, Secretary

and Treasurer